SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 7, 2003

RICA FOODS, INC.

(Exact name of registrant as specified in its charter)

Nevada	0-18222	87-0432572
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

1840 Coral Way, Suite 101, Miami, Florida	33145
(Address of principal executive offices)	(Zip code)

(305) 365-9694

(Registrant’s telephone number, including area code)

Item 5:	Other Events.

On July 7, 2003, Rica Foods, Inc. (the “Company”) issued a press release regarding its receipt of notice from the American Stock Exchange (the “AMEX”) of its intent to delist the Company’s common stock from the AMEX and the Company’s exercise of its right to appeal the decision. A copy of such press release is attached, and incorporated herein by reference, as Exhibit 99.1.

Item 7.	Exhibits

99.1	Press Release dated July 7, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 7, 2003

RICA FOODS, INC.

By:	/s/ CALIXTO CHAVES
Name:	Calixto Chaves
Title:	Chief Executive Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release dated July 7, 2003